Filed pursuant to Rule 497(e)

File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated July 1, 2016 to the

CALAMOS® FAMILY OF FUNDS Summary Prospectuses for Class A, B and C and Class I and R of Calamos Focus Growth Fund, both dated February 29, 2016, the Summary Prospectuses for Class A and C and Class I and R of Calamos Long/Short Fund, both dated February 29, 2016, the Prospectuses for Class A, B and C and Class I and R, both dated February 29, 2016, as supplemented on March 14, 2016 and on June 10, 2016 and the Statement of Additional Information dated February 29, 2016, as supplemented on March 14, 2016 and on June 10, 2016

The Board of Trustees (“Board”) of Calamos Investment Trust ( “Trust”) has approved a proposal to merge each Target Fund (as defined below) with and into the corresponding Acquiring Fund (as defined below) listed in the table below, each of which is a series of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Target Fund	Acquiring Fund
Calamos Focus Growth Fund	Calamos Growth Fund
Calamos Long/Short Fund	Calamos Phineus Long/Short Fund

Each Reorganization identified above is subject to certain conditions, including approval by shareholders of the applicable Target Fund.

With respect to each Reorganization, if the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. As a result of these transactions, Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the Reorganization.

It is currently anticipated that proxy materials regarding the Reorganizations will be distributed to shareholders of the Target Funds in August 2016, and that a special meeting of each Target Fund’s shareholders to consider the Reorganizations will be held in September 2016. If the required approval is obtained, it is anticipated that the Reorganizations will be consummated shortly after the special shareholder meeting. The consummation of one Reorganization will not be subject to the consummation or approval of the other.

Additional information about both Reorganization, as well as information about each Acquiring Fund, will be distributed to shareholders of each Target Fund in the form of a Prospectus/Proxy Statement.

Please retain this supplement for future reference

MFSPT4 07/16